Exhibit 2

Deloitte & Touche LLP 3 Second Street Suite 301 Harborside Plaza 10 Jersey City, NJ 07302 USA Tel: +1 212 937 8202 www.deloitte.com

Morgan Stanley & Co. LLC Morgan Stanley Capital I Inc. Morgan Stanley Mortgage Capital Holdings LLC 1585 Broadway New York, New York 10036

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below relating to certain information contained in a Microsoft Excel® workbook (the “Underwritten Model”) in connection with the proposed offering of certain classes of BX Trust 2026-LBTY Commercial Mortgage Pass-Through Certificates, Series 2026-LBTY. Morgan Stanley & Co. LLC, Morgan Stanley Capital I Inc. and Morgan Stanley Mortgage Capital Holdings LLC (collectively, the “Company”) are responsible for the information provided to us, including the Underwritten Model.

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Underwritten Model. Additionally, Barclays Capital Inc., Barclays Capital Real Estate Inc., Natixis Real Estate Capital LLC, Natixis Securities Americas LLC, Scotia Capital (USA) Inc., The Bank of Nova Scotia Royal Bank of Canada, RBC Capital Markets, LLC and Truist Securities, Inc. (collectively, with the Company, the “Specified Parties”) have agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

We performed certain procedures on earlier versions of the Underwritten Model and communicated differences prior to being provided the final Underwritten Model which was subjected to the procedures described below.

Procedures and Findings

On July 28, 2026, representatives of the Company provided us with the Underwritten Model containing certain information relating to one mortgage loan (the “Mortgage Loan”) secured by fifteen mortgaged properties (collectively, with the Mortgage Loan, the “Mortgage Asset”).

Member of Deloitte Touche Tohmatsu Limited

From July 13, 2026 through July 28, 2026, representatives of the Company provided us with certain Source Documents (as defined in the attached Appendix A) related to the Mortgage Asset. We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Source Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein.  In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Source Documents.  In addition, we make no representations as to whether the Source Documents are comprehensive and valid instruments and reflect the current prevailing terms with respect to the Mortgage Asset.

At your request, using the Source Documents and assumptions and methodologies provided to us by representatives of the Company, we performed the procedures set forth on the attached Appendix B with respect to the Mortgage Asset, and found them to be in agreement.

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We make no representations as to (i) the existence of the underlying documents or data comprising the Mortgage Asset underlying the Underwritten Model or the conformity of their respective characteristics with those assumed for purposes of the procedures described herein, (ii) whether the Source Documents are comprehensive and valid instruments and reflect the current prevailing terms with respect to the Mortgage Asset, (iii) the existence or ownership of the Mortgage Asset or (iv) the reasonableness of any of the aforementioned assumptions, information or methodologies provided to us by the Company.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events or circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the information in the Underwritten Model. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the use and information of the Specified Parties and is not intended to be and should not be used by anyone other than the Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

July 28, 2026

Appendix A

Source Documents

For purposes of performing the agreed-upon procedures described herein and at your request, we relied upon the following source documents as provided to us by representatives of the Company, with respect to the Mortgage Asset (the “Source Documents”):

An electronic file named “Project Liberty – Historical Occupancy.xlsx” (the “Historical Occupancy File”);

Rent rolls for each of the related mortgaged properties as of June 24, 2026 (the “June 24,

2026 Historical Rent Roll”);

Rent rolls for each of the related mortgaged properties as of July 11, 2026 (collectively, the “July 11, 2026 Rent Roll”);

Profit and loss worksheets for each of the related mortgaged properties for the periods ending December 31, 2022, December 31, 2023, December 31, 2024, December 31, 2025 and TTM June 2026 (collectively, the “Operating Statements”);

An electronic file named “Project Liberty-RET-7-28-26.xlsx” (the “Liberty Tax Worksheet”);

An electronic file named “Liberty - Final Insurance.xlsx” (the “Liberty Insurance Worksheet”); and

Certain information set forth in the “MF_Rent Roll” worksheet of the Underwritten Model (the “Underwritten Rent Roll”).

Appendix B

Description of the Procedures

1.	Using the information set forth in the Historical Occupancy File and the June 24, 2026 Historical Rent Roll, we recomputed the physical occupancy percentage for the Mortgage Loan as of December 31, 2023, December 31, 2024, December 31, 2025 and TTM June 2026. We compared such recomputed information to the corresponding information, set forth in the “Cash Flow” worksheet in the Underwritten Model (the “Cash Flow Worksheet”).

For purposes of our comparisons, representatives of the Company have instructed us that variances of 0.5% or less of the respective value indicated on the Cash Flow Worksheet are deemed to be “in agreement.”

2.	Using the information set forth in the July 11, 2026 Rent Roll, we recomputed the overall physical occupancy percentage of the Mortgage Loan as of July 11, 2026. We compared such recomputed information to the corresponding Physical Occupancy set forth in the Cash Flow Worksheet in the column titled “MS Underwriting.”

For purposes of our comparisons, representatives of the Company have instructed us that variances of 0.5% or less of the respective value indicated on the Cash Flow Worksheet are deemed to be “in agreement.”

3.	Using the revenue and expense information set forth in the Operating Statements, for each of the years ending December 31, 2022, December 31, 2023, December 31, 2024, December 31, 2025 and TTM June 2026, we recomputed the:
a.	“Effective Gross Income” as the sum of Net Rental Income and Total Other Income.
b.	“Total Operating Expenses” as the sum of Total Controllable Expenses and Total Uncontrollable Expenses.
c.	“Net Operating Income” as Effective Gross Income less Total Operating Expenses.
d.	“NET CASH FLOW” as Net Operating Income less Replacement Reserve.

We compared such recomputed information to the corresponding information, set forth in the Cash Flow Worksheet.

At the instruction of representatives of the Company, variances of 3% or less of the respective value indicated on the Cash Flow Worksheet (with an absolute difference not to exceed $10,000) are deemed to be “in agreement.”

4.	We compared the “Insurance” and “Real Estate Taxes” information set forth under the column heading “MS Underwriting” in the Cash Flow Worksheet to the corresponding information set forth in the Liberty Insurance Worksheet and the Liberty Tax Worksheet, respectively.

At the instruction of representatives of the Company, variances of 5% or less of the respective value indicated on the Cash Flow Worksheet (with an absolute difference not to exceed $10,000) are deemed to be “in agreement.”

5.	With respect to the information shown under the column heading “MS Underwriting” of the Cash Flow Worksheet we:
a.	compared “Gross Potential Rent” and “Gain / Loss to Lease” to the corresponding information set forth in or derived from the July 11, 2026 Rent Roll.
b.	compared “Net Potential Rent” to the sum of Gross Potential Rent and Gain / Loss to Lease.
c.	compared “Vacancy Loss,” “Model(s)/Non-Rev Unit(s),” “Concessions” and “Bad Debt Expense” to the corresponding information set forth in or derived from the July 11, 2026 Rent Roll and the Operating Statements.

d.	compared “Net Rental Income” to the sum of Net Potential Rent, Vacancy Loss, Model(s)/Non-Rev Unit(s), Concessions and Bad Debt Expense.
e.	compared “Parking Income,” “Laundry/Vending,” “Utility Reimbursements” and “Other Income” to the corresponding information set forth in or derived from the Operating Statements.
f.	compared “Total Other Income” to the sum of Parking Income, Laundry/Vending, Utility Reimbursements and Other Income.
g.	compared “Effective Gross Income” to the sum of Net Rental Income and Total Other Income.
h.	compared the amount shown for each of the “Controllable Expenses” categories to the corresponding information set forth in or derived from the Operating Statements.
i.	compared “Total Controllable Expenses” to the sum of the amounts in the indicated Controllable Expenses categories.
j.	compared “Management Fee” to the product of 2.5% and Effective Gross Income.
k.	compared “Total Uncontrollable Expenses” to the sum of Management Fee, Real Estate Taxes and Insurance.
l.	compared “Total Operating Expenses” to the sum of Total Controllable Expenses and Total Uncontrollable Expenses.
m.	compared “Net Operating Income” to Effective Gross Income less Total Operating Expenses.
n.	compared “Replacement Reserve” to the product of $250 (as set forth under the column heading “UW Comments” in the Cash Flow Worksheet) and the total number of units at the Mortgage Asset (6,041) as derived from the Underwritten Rent Roll.
o.	compared “NET CASH FLOW” to Net Operating Income less Replacement Reserve.

For purposes of our comparisons in procedures 7.a. through 7.o., representatives of the Company have instructed us that variances of 3% or less of the respective value indicated on the Cash Flow Worksheet (with an absolute difference not to exceed $25,000) are deemed to be “in agreement.”